[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)






                               [graphic omitted]






                         MFS(R) INTERMEDIATE
                         INCOME FUND
                         ANNUAL REPORT O NOVEMBER 30, 1998

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 21
Independent Auditors' Report .............................................. 30
MFS(R) Prepares for the Year 2000 ......................................... 32
Trustees and Officers ..................................................... 33

       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF
       THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER
       OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE             MFS 75 YEARS
       YEARS AHEAD WILL BRING A NUMBER OF            [graphic omitted]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE        EXPERIENCE THE FUTURE(SM)
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of November 30, 1998, MFS manages over $90 billion, and the firm's 2,000 people serve 3.9 million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $10 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately by exchanging into another MFS fund. Or, if you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by each portfolio.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced liquidity, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: www.mfs.com. Since 1996, this site has given investors and the general public access to up-to- date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

December 15, 1998

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended November 30, 1998, Class A shares of the Fund provided a total return of 5.86%, Class B shares 4.86%, and Class I shares 5.97%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to an 8.89% return for the Lehman Brothers Intermediate Government Bond Index (an unmanaged index comprised of issues of the U.S. government and its agencies with remaining maturities of less than 10 years); a 7.48% return for the Lehman Brothers Mortgage Index (which includes maturities of both 15 and 30 years); and a 14.04% return for the J.P. Morgan Non-Dollar Government Bond Index (an aggregate of actively traded government bonds of 12 countries, excluding the United States, with remaining maturities of at least one year).

Q. HOW HAS THE FUND PERFORMED THIS YEAR?

A. The Fund has underperformed the Lehman indices, mainly because of turmoil in global financial markets which adversely impacted several sectors in which the Fund invests. For example, financial and economic collapse in Russia drove prices of Russian assets downward, precipitating a sell-off of emerging markets debt in general.

Q. HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT YOU FACED THIS YEAR?

A. Both good and bad. While equity markets around the world corrected sharply in the late summer and fall, yields on U.S. Treasury bonds declined to record lows. One would be hard pressed to pick another period that proved as volatile as the third quarter of 1998 for both the bond and the stock markets. The Federal Reserve Board (the Fed) responded to the market tumult by lowering short-term interest rates three times in October and November and, as a result, Treasury bond yields fell to their lowest levels in 30 years.

Q. COULD YOU DISCUSS SOME OF THE REASONS FOR THE TURMOIL IN THE FIXED-INCOME MARKETS?

A. By late September, extreme volatility existed in many of these markets, primarily due to the partial liquidation of a large U.S. hedge fund and continued worries over troubled economies in Japan and the emerging markets of Asia, Latin America, and Russia. Slumping equities prompted a flight to quality into U.S. Treasuries. As a result, the yield on the 30-year Treasury bond closed the third quarter at the record low of 4.97%. Meanwhile, all other fixed-income securities began to languish, and yield spreads on high-quality bonds versus Treasuries widened dramatically, from 45 basis points (0.45%) in July to 83 basis points (0.83%) in September. Spread widening was more pronounced on lower-rated bonds. For example, yields on "BBB"-rated securities versus Treasuries widened from 105 basis points (1.05%) to 189 basis points (1.89%). The high-yield market was trounced, with spreads over Treasuries reaching the widest levels in seven years, from 325 basis points (3.25%) to nearly 600 basis points (6.00%). Interest-rate declines caused mortgages to underperform also due to concerns of a potential increase in refinancing volume. Mortgages moved from 96 basis points (0.96%) to 131 basis points (1.31%) versus Treasuries during the quarter.

Q. SO ARE YOU AVOIDING THE NON-TREASURY MARKETS?

A. No, we're not. When these markets stabilize, which could happen in the first quarter of 1999, we will probably increase our holdings of higher-yielding, but quality, securities. Also, we will look to increase investments in Government National Mortgage Association (Ginnie Mae) securities when refinancing worries subside. We believe that interest rates will head lower as the Fed responds to concerns over a possible economic downturn and inflation fears prove unfounded.

Q. HAVE YOU CHANGED THE FUND'S DURATION, OR SENSITIVITY TO CHANGES IN INTEREST RATES?

A. We have modestly extended the Fund's duration. In the last quarter of the period, we shifted some assets from the most recently issued Treasuries to older, slightly less liquid, but higher-yielding, Treasury securities. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Unfortunately, the recent liquidity concerns gripping the fixed-income market caused the most actively traded, newer issues to dramatically outperform. Therefore, the shift to higher-yielding older Treasuries was a near-term detriment to performance, but we believe it should balance out in the long run.

Q. WHAT ABOUT THE INTERNATIONAL SECTOR?

A. The dominant theme of the past 12 months, which was the crisis atmosphere that began in Asia in the summer of 1997, continued. Emerging markets stabilized in the first half of the year only to be hit hard when Russia defaulted in August. Like the U.S. Treasury market, top-quality government bonds benefited from the flight to quality as well as from the accumulating evidence that the emerging market crisis will slow growth and dampen inflation in the industrialized economies. As a result, every major European bond market generated double-digit returns (in local currency terms) according to J.P. Morgan global government indices. A narrowing of yield spreads was also in evidence as the higher-yielding markets -- the United Kingdom, Ireland, Sweden, and Italy -- outperformed the rest of Europe in the run-up to European monetary union in January 1999. Similarly, New Zealand bonds outperformed the lower-yielding markets of the dollar bloc.

Q. HOW WERE THE FUND'S FOREIGN ASSETS INVESTED DURING THIS PERIOD?

A. Our foreign assets were concentrated in these better-performing markets -- especially the United Kingdom and New Zealand -- throughout the year. And as we reported a year ago, we cut the Fund's exposure to emerging markets to 5% during the early stages of the Asian crisis, and we have maintained this exposure throughout the year.

Q. COULD YOU TALK ABOUT THE FUND'S CURRENCY POSITION?

A. For several months, we have believed that the U.S. dollar's three-year trend of appreciating versus major currencies might be ending, which turned out to be the case. Since the end of April the dollar has depreciated by 5.6% against the German mark and by 7.5% against the Japanese yen. While the fundamental factors that had supported the dollar were waning, the magnitude of the collapse owes mostly to forced unwinding of leveraged positions and official intervention designed to relieve pressure on dollar-dependent emerging markets. As the pressure increased on the dollar, we removed the currency hedges from the Fund's foreign assets so that, at present, the Fund has roughly an 8% exposure to foreign currencies.

Q. WHAT'S YOUR OUTLOOK FOR THE GLOBAL MARKETS GOING FORWARD?

A. Over the past several weeks, the global bond markets have taken comfort from rate cuts by the Fed and European central banks, an increase in funding for the International Monetary Fund, a bank support package in Japan, and a fiscal package in Brazil. These developments have renewed hope that further deterioration of the global economy can be averted. Hence, yields on top-quality government bonds have risen while credit spreads have narrowed. Nonetheless, we remain positive on top-quality government bonds. Global growth continues to depend on U.S. demand, which we believe is likely to slow in the months ahead. Given their wide yield spreads, the United Kingdom and New Zealand remain among our favorite places in which to invest.

/s/ Steven E. Nothern
    Steven E. Nothern
    Portfolio Manager

/s/ Christopher D. Piros
    Christopher D. Piros
    Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

STEVEN E. NOTHERN IS A SENIOR VICE PRESIDENT AND A MEMBER OF THE FIXED INCOME POLICY COMMITTEE OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) GOVERNMENT SECURITIES FUND, MFS(R) INTERMEDIATE INCOME FUND AND THE GOVERNMENT SECURITIES SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE ALSO MANAGES MFS(R) GOVERNMENT MARKETS INCOME TRUST, A CLOSED-END FUND. MR. NOTHERN JOINED MFS IN 1986 IN THE FIXED INCOME DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1989 AND SENIOR VICE PRESIDENT IN 1993. HE IS A GRADUATE OF MIDDLEBURY COLLEGE AND HOLDS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM BOSTON UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

CHRISTOPHER D. PIROS IS A SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND A PORTFOLIO MANAGER OF MFS(R) INTERMEDIATE INCOME FUND AND MFS(R) INTERMEDIATE INCOME TRUST. HE ALSO MANAGES THE NOMURA GLOBAL BALANCED OPEN FUND UNDER SUBADVISORY AGREEMENTS WITH NOMURA ASSET MANAGEMENT CO. OF JAPAN. MR. PIROS JOINED MFS IN 1989 AS VICE PRESIDENT -- QUANTITATIVE SERVICES IN THE FIXED INCOME DEPARTMENT AND WORKED IN THE INTERNATIONAL FIXED INCOME AREA BEFORE BEING NAMED A PORTFOLIO MANAGER IN 1996. HE WAS NAMED SENIOR VICE PRESIDENT IN 1997. PRIOR TO JOINING MFS, HE HAD BEEN A VICE PRESIDENT AND SENIOR ECONOMIST IN THE QUANTITATIVE ASSET MANAGEMENT AREA AT A MAJOR CHICAGO-BASED SECURITIES FIRM AND AN ASSISTANT PROFESSOR AT THE FUQUA SCHOOL OF BUSINESS AT DUKE UNIVERSITY. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY AND HOLDS A PH.D. FROM HARVARD UNIVERSITY.

--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:              SEEKS PRESERVATION OF CAPITAL AND HIGH CURRENT INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  AUGUST 1, 1988

  CLASS INCEPTION:        CLASS A  SEPTEMBER 7, 1993
                          CLASS B  AUGUST 1, 1988
                          CLASS I  JANUARY 2, 1997

  SIZE:                   $133.5 MILLION NET ASSETS AS OF NOVEMBER 30, 1998

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include any applicable contingent deferred sales charges and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 5-year period ended November 30, 1998)

                             Lehman      J.P. Morgan
              MFS           Brothers      Non-Dollar     Lehman      Consumer
          Intermediate    Intermediate    Government    Brothers      Price
          Income Fund      Government        Bond       Mortgage      Index
           - Class B       Bond Index       Index         Index      - U.S.
----------------------------------------------------------------------------
11/93      $ 9,802         $10,000         $10,000      $10,000      $10,000
11/94        9,289          10,661           9,839        9,834       10,268
11/95       10,600          12,757          11,442       11,178       10,531
11/96       11,186          13,667          12,269       11,810       10,878
11/97       11,585          13,204          13,242       12,551       11,077
11/98       12,148          15,057          14,233       13,674       11,262

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended November 30, 1998)

                             Lehman      J.P. Morgan
              MFS           Brothers      Non-Dollar     Lehman      Consumer
          Intermediate    Intermediate    Government    Brothers      Price
          Income Fund      Government        Bond       Mortgage      Index
           - Class B       Bond Index       Index         Index      - U.S.
----------------------------------------------------------------------------
11/88      $10,000         $10,000         $10,000      $10,000      $10,000
11/90       11,350          12,188          10,992       12,495       11,122
11/92       13,011          14,886          13,008       15,525       11,804
11/94       13,367          15,973          15,662       16,400       12,444
11/96       16,097          19,183          20,077       20,449       13,184
11/98       17,481          22,210          22,119       23,722       13,649

AVERAGE ANNUAL TOTAL RETURNS THROUGH NOVEMBER 30, 1998

CLASS A
                                                                     10 Years/
                                      1 Year    3 Years    5 Years        Life
--------------------------------------------------------------------------------
Average Annual Total Return          + 5.86%     +5.68%     +5.45%      +6.32%
--------------------------------------------------------------------------------
SEC Results                          + 0.83%     +3.98%     +4.43%      +5.80%
--------------------------------------------------------------------------------

CLASS B
                                                                     10 Years/
                                      1 Year    3 Years    5 Years        Life
--------------------------------------------------------------------------------
Average Annual Total Return          + 4.86%     +4.65%     +4.38%      +5.74%
--------------------------------------------------------------------------------
SEC Results                          + 0.90%     +3.75%     +4.07%      +5.74%
--------------------------------------------------------------------------------

CLASS I
                                                                     10 Years/
                                      1 Year    3 Years    5 Years        Life
--------------------------------------------------------------------------------
Average Annual Total Return          + 5.97%     +5.18%     +4.70%      +5.91%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                                     10 Years/
                                      1 Year    3 Years    5 Years        Life
--------------------------------------------------------------------------------
J. P. Morgan Non-Dollar
  Government
  Bond Index*                        +14.04%     +5.68%     +8.53%      +8.26%
--------------------------------------------------------------------------------
Lehman Brothers Intermediate
  Government Bond Index+             + 8.89%     +6.95%     +6.46%      +8.31%
--------------------------------------------------------------------------------
Lehman Brothers Mortgage Index**     + 7.48%     +7.55%     +7.31%      +9.02%
--------------------------------------------------------------------------------
Consumer Price Index+#               + 1.67%     +2.26%     +2.41%      +3.16%
--------------------------------------------------------------------------------

 * Source: AIM.
 + Source: CDA/Wiesenberger.
** Source: Lipper Analytical Services, Inc.
 # The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

A results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of A. Because operating expenses of B are greater than those of A, A performance generally would have been higher than B performance. The B performance included within the A SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to A rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of I. Because operating expenses of B are greater than those of I, I performance generally would have been higher than B performance. The B performance included in the I performance has been adjusted to reflect the fact that I have no CDSC.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1998

LARGEST SECTORS

          U.S. TREASURIES                42.6%
          MORTGAGE BACKED                27.3%
          OTHER GOVERNMENT AGENCIES       9.6%
          INTERNATIONAL                   7.5%
          EMERGING MARKETS                5.6%
          CASH                            5.5%
          HIGH GRADE CORPORATES           1.1%
          ASSET BACKED                    0.8%

Portfolio information is as of November 30, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- November 30, 1998

Bonds - 93.4%
-----------------------------------------------------------------------------------------------------------
                                                                    PRINCIPAL AMOUNT
ISSUER                                                                 (000 OMITTED)                  VALUE
-----------------------------------------------------------------------------------------------------------
U.S. Bonds - 76.7%
  Corporate Asset Backed - 0.8%
    California Infra + Economic, 6.17s, 2003                                $  1,000           $  1,011,250
-----------------------------------------------------------------------------------------------------------
  Government National Mortgage Association - 24.6%
    GNMA, 7s, 2023 - 2024                                                   $  2,755           $  2,821,591
    GNMA, 7.5s, 2023                                                           1,135              1,172,424
    GNMA, 8.5s, 2009                                                           3,887              4,054,885
    GNMA TBA, 6.5s, 2028                                                       6,787              6,857,425
    GNMA TBA, 7s, 2008                                                        11,558             11,847,594
    GNMA TBA, 7.5s, 2027                                                       5,622              5,804,639
    GNMA TBA, 8.5s, 2008                                                         248                260,989
                                                                                               ------------
                                                                                               $ 32,819,547
-----------------------------------------------------------------------------------------------------------
  Oils - 1.1%
    Occidental Petroleum Corporation, 10.125s, 2001                         $  1,360           $  1,485,433
-----------------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 7.5%
    Federal Home Loan Bks, 5.125s, 2003                                     $  3,000           $  3,008,910
    Federal Home Loan Mortgage Corporation, 5.75s, 2003                        3,500              3,604,440
    Federal National Mortgage Assn. TBA, 6s, 2099                              3,425              3,429,281
                                                                                               ------------
                                                                                               $ 10,042,631
-----------------------------------------------------------------------------------------------------------
  U.S. Government Guaranteed - 0.5%
    Government Trust Certificates, 9.25s, 2001                              $    671           $    716,329
-----------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 42.2%
    U.S. Treasury Bonds, 10.375s, 2012                                      $ 12,150           $ 16,808,796
    U.S. Treasury Bonds, 10.75s, 2003                                          2,500              3,065,625
    U.S. Treasury Bonds, 11.875s, 2003                                         4,500              5,895,720
    U.S. Treasury Bonds, 12s, 2013                                             5,100              7,803,816
    U.S. Treasury Bonds, 12.375s, 2004                                         3,000              4,080,480
    U.S. Treasury Bonds, 13.875s, 2011                                         4,500              6,981,345
    U.S. Treasury Notes, 4.75s, 2008                                           5,000              5,007,800
    U.S. Treasury Notes, 5.375s, 2003                                          1,250              1,290,425
    U.S. Treasury Notes, 5.625s, 2008                                          5,000              5,318,750
                                                                                               ------------
                                                                                               $ 56,252,757
-----------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                               $102,327,947
-----------------------------------------------------------------------------------------------------------
  Foreign Bonds - 16.7%
    Argentina - 0.6%
      Republic of Argentina, 11s, 2005                                      $    300           $    301,500
      Republic of Argentina, 9.015s, 2005                                        500                475,000
                                                                                               ------------
                                                                                               $    776,500
-----------------------------------------------------------------------------------------------------------
  Australia - 0.3%
  Commonwealth of Australia, 9.5s, 2003                                AUD       565           $    423,570
-----------------------------------------------------------------------------------------------------------
  Brazil - 1.0%
    Republic of Brazil, 5.5s, 2024                                          $    318           $    207,908
    Republic of Brazil, 6.625s, 2024                                           1,025                661,125
    Republic of Brazil, 9.375s, 2008                                             560                443,800
                                                                                               ------------
                                                                                               $  1,312,833
-----------------------------------------------------------------------------------------------------------
  Bulgaria - 0.3%
    Republic of Bulgaria, 6.688s, 2024                                      $    550           $    407,715
-----------------------------------------------------------------------------------------------------------
  Colombia - 0.5%
    Republic of Colombia, 12.243s, 2005                                     $    780           $    727,350
-----------------------------------------------------------------------------------------------------------
  Denmark - 0.3%
  Kingdom of Denmark, 7s, 2007                                         DKK     2,447           $    451,897
-----------------------------------------------------------------------------------------------------------
  Greece - 0.9%
  Hellenic Republic, 5.75s, 2008                                       XEU       151           $    185,706
  Hellenic Republic, 8.9s, 2003                                        GRD   300,000              1,079,186
                                                                                               ------------
                                                                                               $  1,264,892
-----------------------------------------------------------------------------------------------------------
  Israel - 4.0%
    State of Israel, 6.625s, 2003                                           $  5,000           $  5,309,900
-----------------------------------------------------------------------------------------------------------
  Mexico - 1.4%
    Petroleos Mexicanos Medium Term Note, 10.261s, 2005##                   $    250           $    236,875
    United Mexican States, 6.25s, 2019                                           250                192,500
    United Mexican States, 9.875s, 2007                                        1,450              1,453,625
                                                                                               ------------
                                                                                               $  1,883,000
-----------------------------------------------------------------------------------------------------------
  New Zealand - 1.8%
  Government of New Zealand, 8s, 2001                                  NZD     4,010           $  2,354,383
-----------------------------------------------------------------------------------------------------------
  Panama - 0.4%
    Republic of Panama, 8.25s, 2008                                         $    530           $    506,150
-----------------------------------------------------------------------------------------------------------
  Russia - 0.2%
    Russian Federation, 11.75s, 2003##                                      $    600           $    207,000
-----------------------------------------------------------------------------------------------------------
  South Korea - 1.1%
    Republic of Korea, 8.875s, 2008                                         $    850           $    849,584
    Korea Development Bank, 8.875s, 2003##                                       750                656,250
                                                                                               ------------
                                                                                               $  1,505,834
-----------------------------------------------------------------------------------------------------------

Foreign Bonds - continued
  United Kingdom - 3.9%
    United Kingdom Treasury, 6.5s, 2003                                GBP       761           $  1,353,997
    United Kingdom Treasury, 6.75s, 2004                                         290                528,405
    United Kingdom Treasury, 7.25s, 2007                                         315                617,828
    United Kingdom Treasury, 8.5s, 2005                                        1,158              2,327,559
    United Kingdom Treasury, 9s, 2008                                            181                399,158
                                                                                               ------------
                                                                                               $  5,226,947
-----------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                            $ 22,357,971
-----------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $122,797,917)                                                    $124,685,918
-----------------------------------------------------------------------------------------------------------
Repurchase Agreement - 6.0%
-----------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 11/30/98, due 12/01/98,
      total to be received $7,959,161 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at
      cost                                                                  $  7,958           $  7,958,000
-----------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $130,755,917)                                              $132,643,918
-----------------------------------------------------------------------------------------------------------
Call Options Written
-----------------------------------------------------------------------------------------------------------
                                                                    PRINCIPAL AMOUNT
                                                                        OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                                   (000 OMITTED)
-----------------------------------------------------------------------------------------------------------
    Japanese Yen/U.S. Dollars/February/110
      (Premiums Received, $59,837)                                     JPY   518,277           $    (12,957)
-----------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 0.6%                                                               838,286
-----------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                            $133,469,247
-----------------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.
          AUD = Australian Dollars                   GRD = Greek Drachmas
          CAD = Canadian Dollars                     ITL = Italian Lira
          CHF = Swiss Francs                         JPY = Japanese Yen
          DEM = Deutsche Marks                       NZD = New Zealand Dollars
          DKK = Danish Krone                         XEU = European Currency Unit
          GBP = British Pounds

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
NOVEMBER 30, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $130,755,917)            $132,643,918
  Cash                                                                    1,025
  Net receivable for forward foreign currency exchange
    contracts to purchase                                               281,735
  Receivable for Fund shares sold                                       471,186
  Receivable for investments sold                                     5,056,869
  Interest receivable                                                 1,294,632
  Other assets                                                              974
                                                                   ------------
      Total assets                                                 $139,750,339
                                                                   ------------
Liabilities:
  Payable for Fund shares reacquired                               $    114,004
  Payable for investments purchased                                   5,408,823
  Written options outstanding, at value (premiums received,
    $59,837)                                                             12,957
  Net payable for forward foreign currency exchange
    contracts to sell                                                   481,874
  Net payable for forward foreign currency exchange
    contracts closed or subject to master netting
    agreements                                                           36,929
  Payable to affiliates -
    Management fee                                                        6,013
    Shareholder servicing agent fee                                       1,230
    Distribution and service fee                                         44,081
  Accrued expenses and other liabilities                                175,181
                                                                   ------------
      Total liabilities                                            $  6,281,092
                                                                   ------------
Net assets                                                         $133,469,247
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $138,765,981
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      1,694,140
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (7,064,923)
  Accumulated undistributed net investment income                        74,049
                                                                   ------------
      Total                                                        $133,469,247
                                                                   ============
Shares of beneficial interest outstanding                           16,061,505
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $44,116,188 / 5,318,464 shares of
     beneficial interest outstanding)                                 $8.29
                                                                      =====
  Offering price per share (100 / 95.25)                              $8.70
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $89,344,851 / 10,742,053 shares of
     beneficial interest outstanding)                                 $8.32
                                                                      =====
Class I shares:
  Net asset value and offering price per share
    (net assets of $8,208 / 988 shares of beneficial
     interest outstanding)                                            $8.31
                                                                      =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 1998
--------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $10,347,171
                                                                    -----------
  Expenses -
    Management fee                                                  $ 1,053,505
    Trustees' compensation                                               45,856
    Shareholder servicing agent fee                                     158,863
    Distribution and service fee (Class B)                            1,008,996
    Administrative fee                                                   17,989
    Auditing fees                                                        72,256
    Custodian fee                                                        63,589
    Printing                                                             63,533
    Postage                                                              31,243
    Legal fees                                                            3,436
    Miscellaneous                                                        98,687
                                                                    -----------
      Total expenses                                                $ 2,617,953
    Fees paid indirectly                                                (24,510)
    Reduction of expenses by investment adviser                         (41,938)
                                                                    -----------
      Net expenses                                                  $ 2,551,505
                                                                    -----------
        Net investment income                                       $ 7,795,666
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $(3,298,251)
    Written option transactions                                        (126,868)
    Foreign currency transactions                                     1,137,594
    Swap transactions                                                    18,320
    Futures contracts                                                    (3,233)
                                                                    -----------
        Net realized loss on investments and foreign
          currency transactions                                     $(2,272,438)
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $ 2,714,155
    Written options                                                     262,503
    Translation of assets and liabilities in foreign currencies      (1,433,833)
    Swap transactions                                                   (32,834)
                                                                    -----------
        Net unrealized gain on investments and foreign currency
          translation                                               $ 1,509,991
                                                                    -----------
          Net realized and unrealized loss on investments and
            foreign currency                                        $  (762,447)
                                                                    -----------
            Increase in net assets from operations                  $ 7,033,219
                                                                    ===========

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                  1998                       1997
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $  7,795,666               $  9,574,847
  Net realized loss on investments and foreign currency
    transactions                                                   (2,272,438)                  (140,628)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            1,509,991                 (3,846,648)
                                                                 ------------               ------------
    Increase in net assets from operations                       $  7,033,219               $  5,587,571
                                                                 ------------               ------------
Distributions declared to shareholders -
  From net investment income (Class A)                           $ (2,360,988)              $ (1,712,211)
  From net investment income (Class B)                             (5,169,854)                (7,829,003)
  From net investment income (Class I)                                   (350)                      (137)
  From paid in capital (Class A)                                     (287,926)                      --
  From paid in capital (Class B)                                     (630,471)                      --
  From paid in capital (Class I)                                          (43)                      --
                                                                 ------------               ------------
    Total distributions declared to shareholders                 $ (8,449,632)              $ (9,541,351)
                                                                 ------------               ------------
Decrease in net assets from Fund share transactions              $(15,385,822)              $(38,212,945)
                                                                 ------------               ------------
      Total decrease in net assets                               $(16,802,235)              $(42,166,725)
Net assets:
  At beginning of period                                          150,271,482                192,438,207
                                                                 ------------               ------------
At end of period (including accumulated undistributed net
  investment income of $74,049 and $958,326, respectively)       $133,469,247               $150,271,482
                                                                 ============               ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                  1998            1997            1996            1995            1994
-----------------------------------------------------------------------------------------------------------------------------
                                                     CLASS  A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 8.39          $ 8.57          $ 8.59          $ 7.96          $ 8.94
                                                       ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)                             $ 0.53          $ 0.55          $ 0.55          $ 0.57          $ 0.59
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                        (0.05)          (0.18)          (0.01)           0.61           (0.95)
                                                       ------          ------          ------          ------          ------
      Total from investment operations                 $ 0.48          $ 0.37          $ 0.54          $ 1.18          $(0.36)
                                                       ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                           $(0.52)         $(0.55)         $(0.56)         $(0.55)         $ --
  In excess of net investment income+++                  --              --             (0.00)           --              --
  From paid-in capital                                  (0.06)           --              --              --             (0.62)
                                                       ------          ------          ------          ------          ------
      Total distributions declared to
        shareholders                                   $(0.58)         $(0.55)         $(0.56)         $(0.55)         $(0.62)
                                                       ------          ------          ------          ------          ------
Net asset value - end of period                        $ 8.29          $ 8.39          $ 8.57          $ 8.59          $ 7.96
                                                       ======          ======          ======          ======          ======
Total return(+)                                         5.86%           4.59%           6.61%          15.40%         (4.27)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            1.12%           1.17%           1.17%           1.14%           1.18%
  Net investment income                                 6.33%           6.63%           6.58%           6.81%           7.10%
Portfolio turnover                                       173%            226%            288%            275%            211%
Net assets at end of period (000 omitted)             $44,116         $30,833         $21,291         $12,659          $3,432
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
+++ For the year ended November 30, 1996, the per share distribution in excess of net investment income was less than $0.01.
(S) The investment adviser voluntarily waived a portion of its management fee, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
  Net investment income                                $ 0.52            --              --              --              --
    Ratios (to average net assets):
      Expenses##                                        1.15%            --              --              --              --
      Net investment income                             6.30%            --              --              --              --

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                  1998            1997            1996            1995            1994
-----------------------------------------------------------------------------------------------------------------------------
                                                     CLASS  B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 8.40          $ 8.57          $ 8.58          $ 7.96          $ 8.93
                                                       ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income(S)                             $ 0.44          $ 0.47          $ 0.46          $ 0.48          $ 0.47
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                        (0.04)          (0.18)          (0.01)           0.61           (0.92)
                                                       ------          ------          ------          ------          ------
      Total from investment operations                 $ 0.40          $ 0.29          $ 0.45          $ 1.09          $(0.45)
                                                       ------          ------          ------          ------          ------
Less distributions declared to shareholders
                                                                                                                       ------
  From net investment income                           $(0.43)         $(0.46)         $(0.46)         $(0.47)         $ --
  In excess of net investment income+++                  --              --             (0.00)           --              --
  From paid-in capital                                  (0.05)           --              --              --             (0.52)
                                                       ------          ------          ------          ------          ------
      Total distributions declared to
        shareholders                                   $(0.48)         $(0.46)         $(0.46)         $(0.47)         $(0.52)
                                                       ------          ------          ------          ------          ------
Net asset value - end of period                        $ 8.32          $ 8.40          $ 8.57          $ 8.58          $ 7.96
                                                       ======          ======          ======          ======          ======
Total return                                            4.86%           3.57%           5.52%          14.12%         (5.24)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            2.12%           2.19%           2.24%           2.23%           2.22%
  Net investment income                                 5.30%           5.61%           5.47%           5.79%           5.60%
Portfolio turnover                                       173%            226%            288%            275%            211%
Net assets at end of period (000 omitted)             $89,345        $119,436        $171,148        $232,312        $292,619
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
+++ For the year ended November 30, 1996, the per share distribution in excess of net investment income was less than $0.01.
(S) The investment adviser voluntarily waived a portion of its management fee, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
  Net investment income                                $ 0.44            --              --              --              --
    Ratios (to average net assets):
      Expenses##                                        2.15%            --              --              --              --
      Net investment income                             5.27%            --              --              --              --

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                       1998                 1997*
--------------------------------------------------------------------------------------------------------
                                                                          CLASS  I
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                       $ 8.41                $ 8.43
                                                                            ------                ------
Income from investment operations# -
  Net investment income(S)                                                  $ 0.55                $ 0.61
  Net realized and unrealized loss on investments and foreign
    currency transactions                                                    (0.07)                (0.17)
                                                                            ------                ------
      Total from investment operations                                      $ 0.48                $ 0.44
                                                                            ------                ------
Less distributions declared to shareholders -
  From net investment income                                                $(0.52)               $(0.46)
  From paid-in capital                                                       (0.06)                 --
                                                                            ------                ------
      Total distributions declared to shareholders                          $(0.58)               $(0.46)
                                                                            ------                ------
Net asset value - end of period                                             $ 8.31                $ 8.41
                                                                            ======                ======
Total return                                                                 5.97%                 5.07%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                 1.10%                 1.03%+
  Net investment income                                                      6.36%                 6.52%+
Portfolio turnover                                                            173%                  226%
Net assets at end of period (000 omitted)                                       $8                    $3
  * For the period from the inception of offering Class I, January 2, 1997, through November 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) The investment adviser voluntarily waived a portion of its management fee, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
  Net investment income                                                     $ 0.55                  --
    Ratios (to average net assets):
      Expenses##                                                             1.13%                  --
      Net investment income                                                  6.33%                  --

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Intermediate Income Fund (the Fund) is a non-diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended November 30, 1998, $230,311 and $748,253 was reclassified from accumulated undistributed net investment income and paid in capital, respectively, to accumulated net realized loss on investments due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share. In addition $918,440 was redesignated as a tax return of capital distribution. At November 30, 1998, accumulated undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses and currency transactions.

At November 30, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $6,917,451 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2002, ($4,226,362), November 30, 2005,
($1,473,779), and November 30, 2006 ($1,217,310).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the Fund's average daily net assets and 5.65% of investment income. As of November 1, 1998 the investment advisor has voluntarily agreed to waive a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $12,201 for the year ended November 30, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

First $1 billion                                                       0.0150%
Next $1 billion                                                        0.0125%
Next $1 billion                                                        0.0100%
In excess of $3 billion                                                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $23,000 for the year ended November 30, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payments of up to 0.25% and 0.10% per annum of the service fee and distribution fee, respectively, will commence on such date as the trustees of the Fund may determine.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $41,365 for Class B shares for the year ended November 30, 1998. Fees incurred under the distribution plan during the year ended November 30, 1998, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1998, were $111 and $72,884 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average Fund's daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      PURCHASES           SALES
-------------------------------------------------------------------------------
U.S. government securities                         $166,521,673    $174,449,197
                                                   ------------    ------------
Investments (non-U.S. government
  securities)                                      $ 68,010,532    $ 79,790,129
                                                   ------------    ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $130,922,584
                                                                   ------------
Gross unrealized appreciation                                      $  2,838,852
Gross unrealized depreciation                                        (1,117,518)
                                                                   ------------
    Net unrealized appreciation                                    $  1,721,334
                                                                   ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                      YEAR ENDED NOVEMBER 30, 1998          YEAR ENDED NOVEMBER 30, 1997
                                      ----------------------------        ------------------------------
                                         SHARES             AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           3,557,110       $ 29,662,076         2,190,188        $ 18,397,180
Shares issued to shareholders
  in reinvestment of distributions      216,409          1,800,509           137,190           1,147,221
Shares transferred to Class I              --                 --                  (6)                (50)
Shares reacquired                    (2,129,785)       (17,689,458)       (1,135,882)         (9,537,169)
                                     ----------       ------------        ----------        ------------
    Net increase                      1,643,734       $ 13,773,127         1,191,490        $ 10,007,182
                                     ==========       ============        ==========        ============

Class B Shares
                                      YEAR ENDED NOVEMBER 30, 1998          YEAR ENDED NOVEMBER 30, 1997
                                      ----------------------------        ------------------------------
                                         SHARES             AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           1,345,750       $ 11,221,642           957,831        $  8,034,482
Shares issued to shareholders
  in reinvestment of distributions      380,682          3,178,360           503,589           4,220,638
Shares reacquired                    (5,204,805)       (43,564,370)       (7,200,752)        (60,478,128)
                                     ----------       ------------        ----------        ------------
    Net decrease                     (3,478,373)      $(29,164,368)       (5,739,332)       $(48,223,008)
                                     ==========       ============        ==========        ============

Class I Shares
                                      YEAR ENDED NOVEMBER 30, 1998        PERIOD ENDED NOVEMBER 30, 1997*
                                      ----------------------------        ------------------------------
                                         SHARES             AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                 715       $      6,023               675        $      5,663
Shares issued to shareholders
  in reinvestment of distributions           47                390                16                 136
Shares transferred from Class A            --                 --                   6                  50
Shares reacquired                          (117)              (994)             (354)             (2,968)
                                     ----------       ------------        ----------        ------------
    Net increase                            645       $      5,419               343        $      2,881
                                     ==========       ============        ==========        ============

*For the period from the inception of Class I, January 2, 1997, through November 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1998, was $933.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                       1998 CALLS                               1998 PUTS
                                ---------------------------------       ---------------------------------
                                PRINCIPAL AMOUNTS                       PRINCIPAL AMOUNTS
                                     OF CONTRACTS                            OF CONTRACTS
                                    (000 OMITTED)        PREMIUMS           (000 OMITTED)        PREMIUMS
---------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD
  Swiss Francs/Deutsche Marks               7,499        $ 52,298                    --           $  --
Options written -
  British Pounds                              567           7,679                    --              --
  Canadian Dollars                           --              --                     1,409           5,271
  Deutsche Marks                            5,972          25,880                   3,692          21,224
  Japanese Government Bond                 72,300           1,111                 144,700           4,091
  Japanese Yen                          2,702,009         195,656                    --              --
Options terminated in closing
  transactions -
  British Pounds                             (567)         (7,679)                   --              --
  Canadian Dollars                           --              --                    (1,409)         (5,271)
  Deutsche Marks                             --              --                    (3,692)        (21,224)
  Japanese Government Bond                (72,300)         (1,111)               (144,700)         (4,091)
  Swiss Francs/Deutsche Marks              (7,499)        (52,298)                   --              --
Options exercised -
  Deutsche Marks                           (5,972)        (25,880)                   --              --
  Japanese Yen                         (1,466,077)       (127,153)                   --              --
Options expired -
  Japanese Yen                           (717,655)         (8,666)                   --              --
                                                        ---------                                --------
OUTSTANDING, END OF PERIOD                              $  59,837                                $  --
                                                        =========                                ========
Options outstanding at end of
  period consist of -
  Japanese Yen                            518,277       $  59,837                    --          $  --
                                                        ---------                                --------
OUTSTANDING, END OF PERIOD                              $  59,837                                $  --
                                                        =========                                ========

At November 30, 1998, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                             NET UNREALIZED
                                   CONTRACTS TO                             CONTRACTS          APPRECIATION
         SETTLEMENT DATE        DELIVER/RECEIVE      IN EXCHANGE FOR         AT VALUE        (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
Sales
                12/15/98  AUD           692,718          $   410,761      $   433,945            $ (23,184)
                12/15/98  CAD         5,581,605            3,687,878        3,645,394               42,484
                12/15/98  DEM        13,034,611            7,782,274        7,689,810               92,464
                12/15/98  DKK         7,700,753            1,192,972        1,195,089               (2,117)
                12/15/98  GBP           837,971            1,417,931        1,380,507               37,424
                12/15/98  JPY       800,657,293            5,902,121        6,511,896             (609,775)
                12/15/98  NZD         4,640,299            2,418,632        2,437,802              (19,170)
                                                         -----------      -----------            ---------
                                                         $22,812,569      $23,294,443            $(481,874)
                                                         ===========      ===========            =========
Purchases
                12/15/98  AUD         4,042,858          $ 2,404,692      $ 2,532,599            $ 127,907
                12/15/98  CAD         7,335,046            4,741,501        4,790,583               49,082
                12/15/98  CHF         3,934,329            2,849,120        2,820,409              (28,711)
                12/15/98  DEM         9,179,816            5,487,691        5,415,662              (72,029)
                12/15/98  DKK         4,139,146              665,265          642,359              (22,906)
                12/15/98  ITL       632,557,821              397,011          376,990              (20,021)
                12/15/98  JPY       979,141,349            7,717,571        7,963,540              245,969
                12/15/98  NZD           903,572              472,252          474,696                2,444
                                                         -----------      -----------            ---------
                                                         $24,735,103      $25,016,838            $ 281,735
                                                         ===========      ===========            =========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $276,220 with C.S. First Boston, and a net payable of $63,184 with Deutschebank and $249,965 with Merrill Lynch at November 30, 1998.

At November 30, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Series Trust II and the Shareholders of
  MFS Intermediate Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Intermediate Income Fund (a series of MFS Series Trust II) as of November 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended November 30, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Intermediate Income Fund at November 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 8, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WERE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

--------------------------------------------------------------------------------

MFS(R) INTERMEDIATE INCOME FUND

TRUSTEES                                                 SECRETARY
Richard B. Bailey* - Private Investor;                   Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                                ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                         CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,       State Street Bank and Trust Company
Brigham and Women's Hospital; Professor of
Surgery, Harvard Medical School                          AUDITORS
                                                         Deloitte & Touche LLP
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.; Chairman,        INVESTOR INFORMATION
Colonial Insurance Company, Ltd.                         For MFS stock and bond market outlooks,
                                                         call toll free: 1-800-637-4458 anytime from
Abby M. O'Neill - Private Investor                       a touch-tone telephone.

Walter E. Robb, III - President and Treasurer,           For information on MFS mutual funds, call your
Benchmark Advisors, Inc. (corporate financial            financial adviser or, for an information kit, call
consultants); President, Benchmark Consulting            toll free: 1-800-637-2929 any business day from
Group, Inc. (office services)                            9 a.m. to 5 p.m. Eastern time (or leave a message
                                                         anytime).
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,                 INVESTOR SERVICE
MFS Investment Management                                MFS Service Center, Inc.
                                                         P.O. Box 2281
Jeffrey L. Shames* - Chairman, Chief                     Boston, MA 02107-9906
Executive Officer, and Director,
MFS Investment Management                                For general information, call toll free:
                                                         1-800-225-2606 any business day from
J. Dale Sherratt - President, Insight Resources,         8 a.m. to 8 p.m. Eastern time.
Inc. (acquisition planning specialists)
                                                         For service to speech- or hearing-impaired,
Ward Smith - Former Chairman (until 1994),               call toll free: 1-800-637-6576 any business day
NACCO Industries (holding company)                       from 9 a.m. to 5 p.m. Eastern time. (To use
                                                         this service, your phone must be equipped with
INVESTMENT ADVISER                                       a Telecommunications Device for the Deaf.) For
Massachusetts Financial Services Company                 share prices, account balances, and exchanges,
500 Boylston Street                                      call toll free: 1-800-MFS-TALK (1-800-637-8255)
Boston, MA 02116-3741                                    anytime from a touch-tone telephone.

DISTRIBUTOR                                              WORLD WIDE WEB
MFS Fund Distributors, Inc.                              www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGERS
Steven E. Nothern*
Christopher D. Piros*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) INTERMEDIATE INCOME FUND                                    Bulk Rate
                                                                  U.S. Postage
                                                                      Paid
                                                                       MFS
                                                                ----------------
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